First Quarter 2018 April 26, 2018

2 This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning Shutterstock, Inc’s (the “Company’s”) current expectations and guidance for the full year 2018. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date made, and readers are cautioned not to place undue reliance on such statements. You should read our public filings with the Securities and Exchange Commission, including the Risk Factors set forth therein, for additional regarding factors that may cause actual results to materially differ. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Forward-Looking Statements

3 In addition to reporting financial results in accordance with accounting principles generally accepted in the United States (GAAP), we also refer to adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin, adjusted EBITDA growth on a constant currency basis and free cash flow. We define adjusted EBITDA as net income adjusted for foreign currency transaction gains and losses, expenses related to long-term incentives and contingent consideration related to acquisitions, the gain on the Sale of Webdam, interest income and expense, income taxes, depreciation, amortization, disposals and non-cash equity-based compensation; adjusted net income as net income excluding the impact of one-time tax charges related to the enactment of the TCJA, the impact of non-cash equity-based compensation, the amortization of acquisition-related intangible assets, the gain on the Sale of Webdam and expenses related to long-term incentives and contingent consideration related to acquisitions and the estimated tax impact of such adjustments; revenue growth on a constant currency basis (expressed as a percentage) as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for both periods; adjusted EBITDA margin (expressed as a percentage) as the ratio of adjusted EBITDA to revenue; adjusted EBITDA growth on a constant currency basis (expressed as a percentage) as the increase in current period adjusted EBITDA over prior period adjusted EBITDA, utilizing fixed exchange rates for translating foreign currency revenues and expenses for both periods; and free cash flow as cash provided by/(used in) operating activities adjusted for capital expenditures and content acquisition. These figures have not been calculated in accordance with GAAP, (“non-GAAP financial measures”) and should be considered in addition to results prepared in accordance with GAAP, and should not be considered as a substitute for, or superior to, GAAP results. We believe that adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin, adjusted EBITDA growth on a constant currency basis are useful to investors to provide them with disclosures of our operating results on the same basis as that used by management. Additionally, we believe that adjusted EBITDA and adjusted net income provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to our underlying operating performance, and, we believe that revenue growth and adjusted EBITDA growth on a constant currency basis provide useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to Shutterstock’s business. Additionally, we believe that providing these non-GAAP financial measures enhances the comparability for investors in assessing our financial reporting. We believe that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in property and equipment to support the Company’s ongoing business operations, and provides them with the same measures that we use as the basis for making resource allocation decisions. We also use the non-GAAP financial measures adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin, adjusted EBITDA growth on a constant currency basis and free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Please refer to the reconciliation of the differences between adjusted EBITDA, adjusted net income, and free cash flow, and the most comparable financial measure calculated and presented in accordance with GAAP, presented under the heading “Reconciliation of Non-GAAP Financial Information to GAAP” immediately following the Consolidated Balance Sheets in today’s earnings release, which is available in the Investor Relations section of our website. We do not provide a reconciliation of adjusted EBITDA guidance to net income guidance, as the impact of net non-operating foreign currency exchange gains or losses which are excluded from adjusted EBITDA is inherently uncertain and difficult to estimate and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Non-GAAP Financial Measures

4 Compared to First Quarter 2017: • Revenue increased 17.5% to $153.0 million primarily driven by growth in new customers across our enterprise and e-commerce channels and an increase in paid download activity. • Revenue increased 12.8% on a constant currency basis. • Income from Operations decreased 56% to $4.5 million, driven by higher depreciation and amortization expense and personnel costs in the period. • Net income increased 393% to $32.6 million, driven primarily by a $27.9 million gain on the Sale of Webdam, net of tax. • Adjusted net income during the quarter decreased 3% to $10.6 million. • Adjusted EBITDA decreased 5% to $22.1 million. • Net tax refund of $1.8 million in 2018 compared to cash taxes paid of $2.1 million in 2017. • Free cash increased to $5.5 million in 2018 compared to $3.0 million in 2017. First Quarter 2018 Financial Highlights

5 First Quarter 2018 Operating Highlights Compared to First Quarter 2017: • Paid downloads of 43.7 million up 0.5%. • Image library expanded to 186.9 million images, up 41.6%. • Video library expanded to 9.9 million video clips, up 45.1%. • More than 400,000 contributors made their images, video clips & music tracks available on Shuterstock’s platform. • More than 1.8 million customers contributed to revenue over past 12 months, which was up 8.9%.

6 Revenue Detail by Sales Channel 2018 2017(1) 2016(1) Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 E-commerce $ 89.7 $ 87.8 $ 81.8 $ 82.2 $ 80.6 $ 81.4 $ 78.1 $ 81.4 $ 78.0 Enterprise $ 60.6 59.3 55.1 48.1 46.2 45.4 42.1 40.5 36.4 Digital Asset Management $ 2.7 4.7 4.2 3.7 3.5 3.3 2.9 2.5 2.3 Total Revenues $ 153.0 $ 151.8 $ 141.1 $ 134.0 $ 130.2 $ 130.2 $ 123.1 $ 124.4 $ 116.7 ($ in millions) (1) Effective January 1, 2018 we adopted new revenue recognition accounting guidance using a modified retrospective approach. Historical revenue totals reflect those previously reported and have not been restated. Historical presentation of the allocation of revenue by sales channel for periods prior to January 1, 2018 has been adjusted to conform to current presentation.

7 First Quarter 2018 Strategic Transactions During Q1 2018, the following strategic transactions were executed: • On January 4, 2018, we invested $15.0 million in convertible preferred shares issued by ZCool Network Technology Limited, substantively providing us with a 25% interest in ZCool China, the operator of an e-commerce content platform in China and the exclusive distributor of Shutterstock's creative content in China since 2014. • On February 26, 2018, we completed the sale of certain net assets that constituted its digital asset management business (“Webdam”) for an aggregate purchase price of $49.1 million, subject to working capital adjustments (the “Sale of Webdam”). The Company recognized a pre-tax gain of $38.6 million on the Sale of Webdam.

8 Adjusted EBITDA Bridge ($ in millions) Three Months Ended March 31, 2018 2017% Δ Total Revenues $ 153.0 $ 130.2 18 % Total Expenses 120.4 123.6 (3)% Net Income 32.6 6.6 394 % Plus: Depreciation & Amortization 10.9 7.0 56 % Plus: Equity-Based Compensation 5.6 6.0 (7)% Plus: Other Adjustments 0.2 (0.5) NM Plus: Provision for Income Taxes 11.3 4.2 NM Less: Gain on Sale of Webdam $ (38.6) $ — NM Adjusted EBITDA $ 22.1 $ 23.2 (5)% Adjusted EBITDA Margin 14.4% 17.8%

9 Free Cash Flow ($ in millions) Three Months Ended March 31, 2018 2017 Net Cash From Operations $ 21.1 $ 17.2 Less: Capital Expenditures (15.0) (13.5) Less: Content Acquisitions (0.6) (0.8) Free Cash Flow $ 5.5 $ 3.0

10 Adjusted Net Income (in millions, except per share data) Three Months Ended March 31, 2018 2017 Net Income $ 32.6 $ 6.6 Add: Non-Cash Equity-Based Comp 5.6 6.0 Add: Acquisition-Related Amortization 1.1 1.0 Add: Acquisition-related long-term incentives and contingent consideration 1.0 — Less: Gain on Sale of Webdam (38.6) — Add: Tax Effect of Adjustments 8.9 (2.6) Adjusted Net Income $ 10.6 $ 11.0 Diluted Shares Outstanding 35.3 35.6 Adjusted Net Income / Diluted Share $ 0.30 $ 0.31

11 2018 Guidance 2018 Guidance YOY Growth vs. 2017 Revenue $625 - $635 million 15.5% - 17.4% Adjusted EBITDA $105 - $110 million 19.3% - 25.0% Income from Operations $30 - $35 million Non-Cash Equity Based Comp. ~$28 million Capital Expenditures ~$48 million Effective Tax Rate Mid 20’s% The Company’s current financial expectations for the full year 2018, which remain consistent with prior guidance (and excludes the contribution of Webdam), are:

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